Exhibit 1

Independent Accountants’ Agreed-Upon Procedures Report

GreatAmerica Financial Services Corporation (the “Company”)

Wells Fargo Securities, LLC

BofA Securities, Inc.

BMO Capital Markets Corp.

Regions Securities LLC

(together, the “Specified Parties”)

Re: GreatAmerica Leasing Receivables Funding, L.L.C., Series 2025-2 - Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2025.09.30 GALRF 2025-2 Pool Cut_Sent.xlsx” provided by the Company on October 6, 2025, containing information on 38,970 contracts (the “Contracts”) as of September 30, 2025 (the “Data File”), which we were informed are intended to be included as collateral in the offering by GreatAmerica Leasing Receivables Funding, L.L.C. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Cutoff Date” means September 30, 2025.

•

The term “Sources” means information contained in the Company’s onBase electronic records system (Booking Sheet, Agreement, Amendment, Supplement to Agreement, Schedule, Approval Letter, or Rebook General Docs) and InfoLease electronic records system (Customer Addresses, Open Item Detail, Contract Invoicing Data, Contract Data, Contract Change History or Variable Payments).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures below.

•	The term “Provided Information” means the Cutoff Date, Sources, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We removed 250 contracts with a value of “10001” or “10004” in the “ProgramTypeID” field from the Data File, and then randomly selected a sample of 150 contracts (the “Selected Contracts”) from the remaining 38,720 contracts. A listing of the Selected Contracts is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of contracts we were instructed to randomly select from the Data File.

B.

For each Selected Contract, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority based on the Instructions.

Attribute	Sources / Instructions

Contract Number	Booking Sheet or Customer Addresses screenshot

Obligor Name	Agreement, Amendment, Supplement to Agreement, or Approval Letter, or Customer Addresses screenshot

Consider the information to be in agreement if the Obligor Name on the Sources was truncated.

Obligor State	Agreement, Supplement to Agreement, or Assignment Letter, or Customer Addresses screenshot

Scheduled Payment	Agreement, Supplement to Agreement, Booking Sheet, or Rebook General Docs, or Open Item Detail or Contract Invoicing Data screenshots

For Selected Contracts with Payment Frequency of “Quarterly,” if Variable Payment field in the Contract Invoicing Data screenshots is “Y,” compare Scheduled Payment to the amount corresponding to the month of the Cutoff Date listed on the Variable Payments screenshot

Original Term to Maturity	Agreement, Supplement to Agreement, Schedule, or Amendment, or the Contract Data screenshot

Attribute	Sources / Instructions

Security Deposit	Agreement, Supplement to Agreement, or Booking Sheet

Consider the information to be in agreement if the Data File stated “0” and there was no Security Deposit related information contained in the Agreement, Supplement to Agreement, or Booking Sheet.

Payment Frequency	Agreement, Supplement to Agreement, or Schedule

Equipment Cost	Booking Sheet or Rebook General Docs, or Contract Data screenshot

First Payment Date (month and year)	Contract Invoicing Data or Contract Change History screenshots

Termination Date (month and year)	Contract Data screenshot

Booked Residual Value	Contract Data or Contract Change History screenshots

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria, or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the receivable-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

October 23, 2025

Exhibit A

The Selected Contracts

Selected	Selected Contract	Selected	Selected Contract	Selected	Selected Contract
Contract #	Unique ID*	Contract #	Unique ID*	Contract #	Unique ID*
1	20252001	51	20252051	101	20252101
2	20252002	52	20252052	102	20252102
3	20252003	53	20252053	103	20252103
4	20252004	54	20252054	104	20252104
5	20252005	55	20252055	105	20252105
6	20252006	56	20252056	106	20252106
7	20252007	57	20252057	107	20252107
8	20252008	58	20252058	108	20252108
9	20252009	59	20252059	109	20252109
10	20252010	60	20252060	110	20252110
11	20252011	61	20252061	111	20252111
12	20252012	62	20252062	112	20252112
13	20252013	63	20252063	113	20252113
14	20252014	64	20252064	114	20252114
15	20252015	65	20252065	115	20252115
16	20252016	66	20252066	116	20252116
17	20252017	67	20252067	117	20252117
18	20252018	68	20252068	118	20252118
19	20252019	69	20252069	119	20252119
20	20252020	70	20252070	120	20252120
21	20252022	71	20252071	121	20252121
22	20252022	72	20252072	122	20252122
23	20252023	73	20252073	123	20252123
24	20252024	74	20252074	124	20252124
25	20252025	75	20252075	125	20252125
26	20252026	76	20252076	126	20252126
27	20252027	77	20252077	127	20252127
28	20252028	78	20252078	128	20252128
29	20252029	79	20252079	129	20252129
30	20252030	80	20252080	130	20252130
31	20252031	81	20252081	131	20252131
32	20252032	82	20252082	132	20252132
33	20252033	83	20252083	133	20252133
34	20252034	84	20252084	134	20252134
35	20252035	85	20252085	135	20252135
36	20252036	86	20252086	136	20252136
37	20252037	87	20252087	137	20252137
38	20252038	88	20252088	138	20252138
39	20252039	89	20252089	139	20252139
40	20252040	90	20252090	140	20252140
41	20252041	91	20252091	141	20252141
42	20252042	92	20252092	142	20252142
43	20252043	93	20252093	143	20252143
44	20252044	94	20252094	144	20252144
45	20252045	95	20252095	145	20252145
46	20252046	96	20252096	146	20252146
47	20252047	97	20252097	147	20252147
48	20252048	98	20252098	148	20252148
49	20252049	99	20252099	149	20252149
50	20252050	100	20252100	150	20252150

(*)	The Company has assigned a unique eight-digit Contract ID to each Contract in the Data File. The Contract IDs referred to in this Exhibit are not the Company’s Contract IDs.